UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

NEWPARK RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770 Metairie, Louisiana		70002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.           Results of Operations and Financial Condition.

          On February 28, 2005, Newpark Resources, Inc. issued a press release announcing results for the three months and twelve months ended December 31, 2004.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.           Financial Statements and Exhibits.

(c)     Exhibits.

          99.1   Press release issued by Newpark Resources, Inc. on February 28, 2005.

SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: February 28, 2005	By:	/s/ MATTHEW W. HARDEY

Matthew W. Hardey, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of February 28, 2005